SUPPLEMENT DATED FEBRUARY 5, 2013

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2012

1.
The information in “The Funds Summary Section” related to the Assistant Portfolio Manager for the Growth & Income Fund under the heading “Portfolio Manager” on page 13 is deleted and is replaced with the following:

Douglas R. Waage has served as Assistant Portfolio Manager of the Fund since January 2013.

2.
The information in the “Fund Management In Greater Detail” section on page 60 related to Sean Reidy in the seventh paragraph is replaced and the information related to Douglas R. Waage is added at the top of page 61 before the heading “The Subadvisers.” as follows:

Sean Reidy has served as Portfolio Manager of the Equity Income Fund (formerly, the Value Fund) since 2011 and also serves as Portfolio Manager of another First Investors Fund.  Prior to joining FIMCO in 2010, Mr. Reidy was a proprietary trader at First New York Securities (2008-2010) and served as Co-Portfolio Manager and Research Director at Olstein Capital Management (1996-2007).

Douglas R. Waage has worked with Mr. Miska as the Assistant Portfolio Manager of the Growth & Income Fund since January 2013 and also serves as an Assistant Portfolio Manager of another First Investors Fund.  Mr. Waage joined FIMCO in 2005 as an equity analyst.

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Please retain this Supplement for future reference.

LSP0113

SUPPLEMENT DATED FEBRUARY 5, 2013

FIRST INVESTORS LIFE SERIES FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2012

1.
The information in the “Portfolio Managers” section under the heading “A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2011” on page I-12 for Sean Reidy related to the Life Series Growth & Income Fund is deleted.

The following information related to Douglas R. Waage is added as follows:

A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 20111
Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts which Advisory Fee is Based on Account Performance	Total Assets in the Accounts which Advisory Fee is Based on Account Performance (in millions)
FIMCO’s Portfolio Managers:
Douglas R. Waage: Life Series Growth & Income Fund	Other Registered Investment Companies	1	$1,342.8	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

1 On January 31, 2013, Mr. Waage began serving as Assistant Portfolio Manager of the Life Series Growth & Income Fund and the chart above reflects the most recent available information for Mr. Waage as of the close of business dated January 31, 2013.

2.
The information in the “Portfolio Managers” section under the heading “D. Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2011” on page I-17 for Sean Reidy related to the Life Series Growth & Income Fund is deleted.

The following information related to Douglas R. Waage is added as follows:

D. Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 20112
FIMCO’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Douglas R. Waage	Life Series Growth & Income Fund	None

2 The information for Mr. Waage is as of January 31, 2013.

3.
In SAI Part-I under Appendix A - “Investment Strategies Used By The First Investors Life Series Funds”, the investment checklist for the Life Series International Fund on page I-A-6 has been amended by inserting a dash (-) to the investment strategies for Derivatives, Options and Forwards.

4.
In SAI Part-I under Appendix A - “Investment Strategies Used By The First Investors Life Series Funds”, the investment checklist for the Life Series Equity Income Fund (formerly, the Life Series Value Fund) on page I-A-10 has been amended by adding Master Limited Partnerships under “Equity Securities” and a checkmark (✓) has been added to that investment strategy and a checkmark (✓) has been added to “When Issued Securities”.

5.
In SAI Part-II on page II-9 the letter reference to the heading “E. Income Deposit Securities (“IDSs”).” has been changed to “F. Income Deposit Securities (“IDSs”).” and a new heading has been added as “E. Master Limited Partnerships.” and the following disclosure has been added:

E.  Master Limited Partnerships.  The Funds may invest in Master Limited Partnerships (“MLPs”), which are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.  MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

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Please retain this Supplement for future reference.

LSSAI0113